UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2008

SmartHeat Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53052	98-0514768

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

A-1, 10, Street 7

Shenyang Economic and Technological Development Zone

Shenyang, China 110027

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:     +86 (24) 2519-7699

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 7.01	Regulation FD Disclosure.

On June 19, 2008, SmartHeat Inc. (the "Company") issued a press release announcing that it has won a $3 million heat energy saving equipment supply contract with the city government of Huhhot, Inner Mongolia to install SmartHeat products. A copy of the press release is attached hereto as Exhibit 99.1. That exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit 99.1 - Press Release, dated June 19, 2008, of SmartHeat Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTHEAT INC. (Registrant)
June 19, 2008	By:	/s/ Jun Wang Jun Wang President and Chief Executive Officer